UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-21915

Date of Report (Date of Earliest Event Reported): May 28, 2003

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864

(Address of principal executive offices)

(208) 263-2266

(Registrant’s telephone number, including area code)

Item 12.    Results of Operations and Financial Condition (provided under “Item 9. Regulation FD Disclosure”).

The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

The information in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 28, 2003, Coldwater Creek Inc. issued a press release reporting its financial results for its fiscal quarter ended May 3, 2003. A copy of the press release is set forth as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sandpoint, State of Idaho, on this 28th day of May, 2003.

COLDWATER CREEK INC.

By:	/s/ Dennis Pence
Chief Executive Officer and Chairman of the Board of Directors

By:	/s/ Melvin Dick
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Fiscal 2003 First Quarter Results